SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 2, 2005
Date of Report (Date of earliest event reported)

Haemonetics Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-10730	04-2882273
(Commission File Number)	(IRS Employer Identification No.)

400 Wood Road Braintree, MA	02184

(Address of Principal Executive Office)	(Zip Code)

781-848-7100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of New Director

     By a unanimous written consent dated December 2, 2005, the Company’s Board of Directors elected Mark W. Kroll, Ph.D., to the Company’s Board of Directors effective January 1, 2006.  He will also serve on the Nominating & Governance Committee of the Board.
   Dr. Kroll’s compensation will be in accordance with the standard compensation for non-employee Directors of the Company as described in the Company’s previous SEC filings.  In accordance with such standard compensation, Dr. Kroll will receive on January 2, 2006, a grant of options for the purchase of 20,000 shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
EXHIBIT 99.1	Press Release of Haemonetics Corporation dated December 6, 2005 announcing the election of Mark W. Kroll, Ph.D., as a Director.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Haemonetics Corporation

Date: December 6, 2005	By:	/s/ Ronald J. Ryan

Ronald J. Ryan,
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT 99.1	Press Release of Haemonetics Corporation dated December 6, 2005 announcing the election of Mark W. Kroll, Ph.D., as a Director.